UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2021 (February 5, 2021)

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Saunders Road, Suite 300

Lake Forest, Illinois 60045

(Address of Principal Executive Offices) (Zip Code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class of securities:	Trading Symbol(s):	Name of exchange on which registered:
Common Stock, par value $0.0001	ASRT	Nasdaq Stock Market

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 5, 2021, Assertio Holdings, Inc. (the “Company”) entered into a securities purchase agreement with certain institutional and accredited investors (the “Purchase Agreement”) relating to the offer and sale (the “Offering”) of 22,600,000 shares of Company common stock, par value $0.0001 per share (the “Common Stock”). The purchase price for one share of Common Stock is $0.62.

The gross proceeds to the Company from the Offering are approximately $14.0 million, before deducting the placement agent’s fees and other estimated offering expenses. The Common Stock has been registered under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to a letter agreement, dated as of February 5, 2021, between the Company and Roth Capital Partners, LLC (the “Placement Agent”), the Company agreed to pay the Placement Agent a cash fee of 6.0% of the aggregate gross proceeds of the Offering (the “Letter Agreement”). The Company also agreed to reimburse the Placement Agent for certain expenses which shall be limited to, in the aggregate, $40,000. The Company estimates that its total expenses associated with the Offering, excluding Placement Agent fees and expenses, will be approximately $100,000.

The Offering closed on February 9, 2021. The shares of Common Stock sold in the Offering were offered and sold pursuant to a prospectus supplement dated February 5, 2021, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-252368).

The foregoing descriptions of the Purchase Agreement and the Letter Agreement are not complete and are qualified in their entirety by references to their full text, filed respectively as Exhibit 1.1 and Exhibit 1.2 to this report on Form 8-K and incorporated by reference herein.

A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Securities Purchase Agreement by and among the Company and certain investors, dated as of February 5, 2021

1.2	Placement Agency Agreement by and between the Company and Roth Capital Partners, LLC, dated as of February 5, 2021

5.1	Opinion of Gibson, Dunn & Crutcher LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assertio Holdings, Inc.

Date: February 9, 2021	By:	/s/ Daniel A. Peisert
Daniel A. Peisert
President and Chief Executive Officer